GOODWILL	6 Months Ended
Jun. 30, 2020
Intangible Assets [Abstract]
GOODWILL	GOODWILL
Goodwill of $980 million at June 30, 2020 (December 31, 2019 - $1,041 million) is primarily attributable to Center Parcs UK and IFC Seoul. The partnership normally performs a goodwill impairment test annually by assessing if the carrying value of the cash-generating unit, including the allocated goodwill, exceeds its recoverable amount determined as the greater of the estimated fair value less costs to sell or the value in use.

The partnership tested the goodwill attributed to Center Parcs for impairment and trademark assets as of June 30, 2020 as a result of the closure of its villages until July 2020 due to the shutdown. Based on the impairment test, no impairment was recorded as the recoverable amount of the cash-generating unit of $4,191 million exceeded the carrying value of the cash-generating unit of $4,012 million. The recoverable amount was determined based on a value-in-use approach based on a terminal capitalization rate of 7.9% and a discount rate of 9.3%.